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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 11, 2003
                                                          ---------------

                                  Langer, Inc.
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             (Exact name of registrant as specified in its charter)

         Delaware                      0-12991                  11-2239561
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(State or other jurisdiction   (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)

    450 Commack Road, Deer Park, New York                       11729 - 4510
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   (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code: 631-667-1200
                                                    ------------

                                       N/A
                                       ---
         (Former name or former address, if changed since last report.)

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      Exhibits.

         The following Exhibits are hereby filed as part of this Current Report on Form 8-K:

         Exhibit 99.1 Press Release dated August 11, 2003, with respect to the Registrant's financial results for the three-and six-month periods ended June 30, 2003.

Item 12.  Results of Operations and Financial Condition.

         On August 11, 2003, Langer, Inc. (the "Registrant") announced financial results for the three- and six-month periods ended June 30, 2003. A copy of the press release announcing the Registrant's earnings results for such periods is attached hereto as Exhibit 99.1.

         The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 11, 2003

LANGER, INC.

By:  /s/Andrew H. Meyers
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     Andrew H. Meyers
     President and Chief Executive Officer


By:  /s/Anthony J. Puglisi
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     Anthony J. Puglisi
     Vice President and Chief Financial Officer

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                                  Exhibit Index

Exhibit 99.1   Press Release dated August 11, 2003.